Exhibit 99.1

NOVAVAX, INC.

4,000,000 Shares of Common Stock

($0.01 Par Value Per Share)

PLACEMENT AGENT AGREEMENT

Lane Capital Markets, LLC	June 30, 2005
200 West 57th Street, Suite 203
New York, NY 10019

Dear Sirs:

     Novavax, Inc., a Delaware corporation (the “Company”), confirms its agreement with Lane Capital Markets, LLC (the “Placement Agent”), that the Placement Agent shall act as the Company’s exclusive placement agent on a “best efforts” basis, in connection with the takedown by the Company of $4,000,000 worth of shares of common stock of the Company (“Common Stock”) $0.01 par value per share (the “Shares”) from the registration statement on Form S-3 declared effective August 15, 2003, and otherwise in accordance with the engagement letter (the “Engagement Letter”) between the Company and the Placement Agent dated as of May 25, 2005 (the “Distribution”).

     The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (file no. 333-108006), including a prospectus, relating to the Shares. The registration statement at the time it became effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the “Securities Act”) and all documents incorporated or deemed to be incorporated by reference therein, is hereinafter referred to as the “Registration Statement”; the prospectus in the form first used to confirm sales of Shares is hereinafter referred to as the “Prospectus”. Any reference herein to the term “Registration Statement” shall, for all periods subsequent to the date on which the post-effective amendment (“Post-Effective Amendment”) is declared effective, be deemed to include the Post-Effective Amendment. All references in this Agreement to the Registration Statement, the Post-Effective Amendment, a Preliminary Prospectus (as defined herein), the Prospectus or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

     All references in this Placement Agent Agreement (this “Agreement”) to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, a Preliminary Prospectus or the Prospectus (and all other references

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of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, a Preliminary Prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is or is deemed to be incorporated by reference in the Registration Statement, a Preliminary Prospectus or the Prospectus, as the case may be.

          1. Definitions. The following terms, when used in this Agreement, shall have the meanings indicated:

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Commission” shall mean the Securities and Exchange Commission.

“Effective Date” shall mean each date and time that the Registration Statement and any post-effective amendment or amendments thereto became or become effective.

“Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

“Person” shall mean an individual, corporation, trust, partnership, limited liability company, joint venture, unincorporated organization, government body or any agency or political subdivision thereof, or any other entity.

“Preliminary Prospectus” shall mean any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information.

“Rule 424(b)” and “Rule 430A” refer to such rules under the Act.

“Rule 430A Information” means information with respect to the Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

          2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with the Placement Agent that:

               (a) The Company meets the requirements for the use of Form S-3 under the Securities Act. The Registration Statement has become effective under the Securities Act; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the Company’s knowledge, threatened by

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the Commission. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 (b) of the Securities Act has been and will be made in the manner and within the time period required by such Rule 424(b).

               (b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and (iii) the Prospectus and any Preliminary Prospectus do not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to the information contained in or omitted from the Registration Statement, any Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by the Placement Agent specifically for inclusion therein. The Chief Executive Officer and the Chief Financial Officer of the Company have signed, and the Company has furnished to the Commission, all certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”); such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn; and neither the Company nor any of its officers has received notice from any governmental entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications.

               (c) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Act and the Exchange Act and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the Closing Date will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (d) The Company has no direct or indirect subsidiaries other than Fielding Pharmaceutical Company, and that subsidiary is a dormant “shell” corporation with substantially no business other than business related to the winding up of its affairs. The Company has no exposure to liabilities in connection with the winding up of the affairs of its dormant subsidiary and the Company is not liable for any tax or other obligations of its dormant subsidiary under the laws of the jurisdiction where the dormant subsidiary was incorporated or otherwise, except where such liabilities would not have a Material Adverse Effect.

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               (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is organized with full corporate power and authority to own its properties and conduct its business as described in the Prospectus. The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified or in good standing could, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company, taken as a whole (a “Material Adverse Effect”), whether or not arising from transactions in the ordinary course of business.

               (f) The Company’s authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms to the description thereof contained in the Prospectus; the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; the Shares being sold hereunder have been duly and validly authorized; the Shares, on the Closing Date, will have been approved for quotation on the Nasdaq National Market (“Nasdaq”); the form of the certificates for the Shares complies with applicable law. No holder of the Shares will be subject to personal liability by reason of being such a holder. Neither the Commission nor, to the best of the Company’s knowledge, any state regulatory authority has issued any order preventing or suspending the use of any Prospectus or has instituted or, to the best of the Company’s knowledge, threatened to institute any proceedings with respect to such an order.

               (g) The Common Stock (including the Shares) is registered pursuant to Section 12(g) of the Exchange Act and is approved for quotation on Nasdaq, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or revoking the inclusion of the Common Stock for quotation on Nasdaq, nor has the Company received any notification that the Commission or the National Association of Securities Dealers, Inc. (the “NASD”) is contemplating terminating such registration or inclusion for quotation. The Company makes no representation or warranty that it will continue to meet all of the requirements for listing of the Common Stock on Nasdaq.

               (h) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and (ii) the effect of rules of law governing the availability of equitable remedies.

               (i) Except as disclosed in the Registration Statement or the Prospectus, there are no outstanding (i) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company; (ii) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or

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exchangeable securities or obligations; (iii) obligations of the Company to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options; or (iv) contractual obligation of the Company to repurchase, redeem or otherwise acquire any shares of Common Stock or to provide funds to make any investment in any other Person, other than those which have been previously disclosed to the Placement Agent.

               (j) In connection with the offering of the Shares, the Company has not offered and will not offer shares of its Common Stock or any other securities convertible into or exchangeable or exercisable for shares of Common Stock in a manner in violation of the Securities Act; the Company has not distributed and will not distribute any offering material in connection with the offer and sale of the Shares, other than any Preliminary Prospectus, the Prospectus, the Registration Statement and other materials permitted by the Securities Act. There is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required.

               (k) The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be, an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended.

               (l) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Securities Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Placement Agent in the manner contemplated herein and in the Prospectus.

               (m) Neither the issue and sale of the Shares nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or default under (with or without the giving of notice, the lapse of time or both), or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, (i) the charter or by-laws of the Company or (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company is a party or bound or to which the property of the Company is subject, except for any conflict, breach or default or any lien, charge or encumbrance which could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of the properties of the Company.

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               (n) There are no contracts, agreements or understandings between the Company and any Person granting such Person the right, contractual or otherwise, to require the Company to include any securities of the Company with the Shares registered pursuant to the Registration Statement, other than those which have been expressly waived in writing. In addition, no Person has preemptive rights, co-sale rights, rights of first refusal or other rights to purchase any of the Shares.

               (o) The consolidated financial statements of the Company included in the Prospectus and the Registration Statement, together with the related schedules and notes, present fairly in all material respects the financial condition, results of operations, stockholders’ equity and cash flows of the Company as of the dates and for the periods indicated; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and on a consistent basis during the periods involved and in accordance with Regulation S-X promulgated by the Commission, subject in the case of the unaudited financial statements, to normal year-end adjustments; and all requirements of Form S-3 and the Securities Act and the applicable rules and regulations of the Commission thereunder with respect to financial statements and schedules to be included in the Registration Statement and the Prospectus have been satisfied in all material respects.

               (p) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s board of directors (the “Board”) maintains an audit committee that meets the listing standards imposed by Nasdaq for companies whose stock is approved for quotation in that market and the members of which are independent of the Company as required by such listing standards. The audit committee meets regularly and has reviewed all financial statements filed with the Commission.

               (q) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the Company’s performance of this Agreement, or the consummation of any of the transactions contemplated hereby, or thereby (ii) could reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus. The Company is not subject to any judgment, order or decree that restricts its business practices or its ability to acquire any property or conduct its business as described in the Prospectus, except for any such judgment, order and/or decree which

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could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

               (r) The Company owns or leases all such properties as are necessary to the conduct of its operations as presently conducted; the Company is not in violation of any law, rule or regulation of any Federal, state or local governmental or regulatory authority applicable to it, except for any violation which could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus.

               (s) The Company is not in violation or breach of or in default under (nor has any event occurred which with or without the giving of notice, the lapse of time or both, would result in a breach of, or constitute a default under) (i) any provision of its charter or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, except for any such violation, breach or default which could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, as applicable, except for any such violation, breach or default which could, either individually or in the aggregate, not reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

               (t) The Company is conducting its business as described in the Prospectus in compliance with the Fair Labor Standards Act, the rules and regulations of the United States Food and Drug Administration (“FDA”), and all applicable federal, state and local laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal laws and regulations governing health, sanitation, safety, zoning and land use, except where the failure to so comply could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business. There are no rulemaking or similar proceedings before the FDA or comparable federal, state, local or foreign governmental bodies that involve or, to the Company’s knowledge, affect the Company that could, if the outcome of such proceedings was unfavorable to the Company, reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

               (u) The Company has not received any notices or correspondence from the FDA or any federal, state, local or foreign regulatory body that regulates the types of

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matters subject to the jurisdiction of the FDA (collectively, “Health Authorities”) which have not been resolved requiring or threatening the termination, suspension or modification of any animal studies, preclinical tests, clinical trials or manufacturing activities conducted by or on behalf of the Company or in which the Company has participated that are described in the Registration Statement, the Prospectus or any Preliminary Prospectus, or the results of which are referred to in the Registration Statement, the Prospectus or any Preliminary Prospectus. To the Company’s knowledge, the currently pending clinical trials, studies and other preclinical tests conducted by or on behalf of the Company and that are described in the Registration Statement, the Prospectus or any Preliminary Prospectus or the results of which are referred to in the Registration Statement, the Prospectus or any Preliminary Prospectus, are being conducted in accordance with experimental protocols, procedures and controls generally used by qualified experts in the preclinical or clinical study of new drugs. The Company has no knowledge of any adverse event that has resulted from any of such studies, tests or trials that was required to be disclosed that was not disclosed as required to any Health Authority.

               (v) Ernst & Young LLP, who have certified certain financial statements of the Company and delivered their report with respect to the audited consolidated financial statements and schedules included in the Prospectus, are independent public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder.

               (w) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Shares.

               (x) The Company has filed on a timely basis all material federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and has paid all taxes shown as due thereon; no tax deficiency has been asserted against the Company; the Company does not know of any tax deficiency which is likely to be asserted against it which could, if adversely determined, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; there are no tax audits or investigations pending or, to the Company’s knowledge, threatened that could, if adversely determined, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; nor, to the Company’s knowledge, are there any proposed additional tax assessments against the Company which could, if adversely determined, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; all tax liabilities are adequately provided for on the books of the Company.

               (y) No material labor dispute with the employees of the Company exists, or, to the Company’s knowledge, is imminent; and the Company does not have knowledge of any existing, threatened or imminent labor disturbance by the employees of any of

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its principal suppliers, manufacturers or contractors that could reasonably be expected to have a Material Adverse Effect.

               (z) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which it is engaged; and the Company does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from insurers of recognized financial responsibility as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

               (aa) [reserved]

               (bb) The Company possesses all licenses, certificates, permits and other authorizations issued by the appropriate federal, state, local or foreign regulatory authorities (“Governmental Permits”) necessary to conduct its business, including the ownership, operation or leasing of property, and the Company is not in violation of or in default under, or has received any notice of proceedings relating to the possible revocation or modification of, any such Governmental Permit, except where the failure to obtain any such Governmental Permit or such violation, default or proceedings could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business. All of the Governmental Permits are valid and in full force and effect.

               (cc) The Company and each of its officers, directors and controlling persons has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or which is otherwise proscribed by Regulation M promulgated by the Commission.

               (dd) The Company (i) is not required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or the regulations promulgated thereunder and (ii) does not, either directly or indirectly through one or more intermediaries, control any member firm of the NASD.

               (ee) The Company is (i) in compliance with any and all applicable foreign, federal, state and local laws, orders, rules, regulations, directives, decrees and judgments relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), except where noncompliance with such Environmental Laws could not reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, (ii) have received and are in compliance with all permits, licenses or other approvals

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required of them under applicable Environmental Laws to conduct their respective businesses, except where the failure to obtain such permits, licenses and/or other approvals and/or such noncompliance could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business and (iii) have not received notice of any actual or potential liability under any environmental law. There are no costs or liabilities to which the Company is currently subject which are associated with any Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up and any potential liabilities to third parties) which could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business. To the Company’s knowledge, there are no pending or threatened, administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any applicable law, including any Environmental Law against the Company. To the Company’s knowledge, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of their respective predecessors in interest relating to hazardous materials or any Environmental Laws, except for any such events or circumstances which could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business. No property that is or has been owned, leased or occupied by the Company has been designated as a Superfund Site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq. “CERCLA”) or otherwise designated as a contaminated site under applicable state or local law and the Company has not been named as a “potentially responsible party” under CERCLA.

               (ff) All agreements between the Company and third parties filed as exhibits to the Registration Statement or referenced in the Prospectus are legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and (ii) the effect of rules of law governing the availability of equitable remedies.

               (gg) No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, which is required by the Securities Act to be described in the Registration Statement or the Prospectus that is not so described.

               (hh) The books of account, minute books, stock record books and other records of the Company are complete and correct in all material respects and have been maintained in accordance with sound business practices and the requirements of Section 13(b)(2) of the Exchange Act, including an adequate system of internal controls. The minute books of the Company contain accurate and complete records of all meetings of, and corporate action taken

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by, the stockholders, the boards of directors and committees of the boards of directors of the Company, and no such meeting has been held for which minutes have not been prepared and are not contained in such minute books.

               (ii) All of the information provided by the Company to the Placement Agent or to counsel for the Placement Agent in connection with letters, filings or other supplemental information provided to NASD Regulation Inc. pursuant to NASD Conduct Rule 2710 or 2720 is true, complete and correct in all material respects, and there is a “bona fide independent market”, as defined in Section 2720(a)(3) of the NASD Conduct Rules, for the Shares.

               (jj) The Fielding Pharmaceutical Company is the only subsidiary of the Company.

               (kk) The Company owns, possesses, licenses or has the right to use on commercially reasonable terms, the Intellectual Property (as defined below) necessary for the conduct of the Company’s business as now conducted. The Company owns, possesses, licenses or has the right to use (or believe are readily available to it) on commercially reasonable terms, the Intellectual Property necessary for the conduct of the Company’s business as proposed in the Prospectus to be conducted. Except as set forth in the Prospectus, (i) there are no rights of third parties to any Company Intellectual Property (as defined below) owned by the Company, other than licenses granted by the Company with respect to such owned Company Intellectual Property (ii) to the Company’s knowledge, there is no infringement by third parties of any Company Intellectual Property, except for any such infringement which could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by any Person challenging the Company’s rights in or to the Company Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim, (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of the Company Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim, (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any Intellectual Property of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim, (vi) to the Company’s knowledge, there is no U.S. patent or published U.S. patent application which contains claims that dominate or may dominate any Company Intellectual Property described in the Prospectus or that interferes with the issued claims of any such Company Intellectual Property, (vii) no issued patent or patent application within the Company Intellectual Property is involved in or, to the Company’s knowledge, is threatened to be involved in, any interference, reissue, re-examination or opposition, (viii) the Company has adopted and enforces invention assignment, non-disclosure and confidentiality policies and its employees, consultants and others with access to the Company Intellectual Property are bound by such policies, (ix) the

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Company has invention assignment and/or licensing agreements with its employees, consultants and others who develop or create Intellectual Property for or on behalf of the Company except where the failure to obtain such agreements could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and (x) there is no prior art of which the Company is aware that may render any U.S. patent held by the Company invalid other than such prior art which has been (or will be prior to the issuance of such U.S. patent) disclosed to the U.S. Patent and Trademark Office and to the Company’s knowledge, the issued patents and trademarks within the Company Intellectual Property are subsisting and enforceable. “Intellectual Property” means any and all patents, patent applications, and patent disclosures, together with all reissuances, continuations continuation in part, provisionals, divisions, revisions, extensions and re-examinations thereof; trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, ideas, inventions, improvements, discoveries, developments, designs, trade secrets, technology, know-how, processes, procedures, techniques, formulas, specifications, computer programs, drawings and other proprietary rights. “Company Intellectual Property” means any and all Intellectual Property owned by or exclusively licensed to (including an exclusive license for a particular territory) the Company that is necessary for the conduct of the Company’s business as now conducted or as proposed in the Prospectus to be conducted.

               (ll) The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (“ERISA”), has been satisfied by each “pension plan” (as defined in Section 3(2) of ERISA) which has been established or maintained by the Company, and the trust forming part of each such plan which is intended to be qualified under Section 401 of the Code is so qualified; the Company has fulfilled its obligations, if any, under Section 515 of ERISA; the Company does not maintain or is required to contribute to a “welfare plan” (as defined in Section 3(1) of ERISA) which provides retiree or other post-employment welfare benefits or insurance coverage (other than “continuation coverage” (as defined in Section 602 of ERISA) and other than with respect to severance agreements with current and former executive officers of the Company); each pension plan and welfare plan established or maintained by the Company is in compliance in all material respects with the currently applicable provisions of ERISA; and the Company has not incurred or could reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under Section 4062, 4063, or 4064 of ERISA or any other liability under Title IV of ERISA.

               (mm) Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of the Foreign Corrupt Practice Act of 1977, as amended and the rules and regulations thereunder (“FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of

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anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith, except where the failure to institute and maintain such policies could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

               (nn) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) the Company has not incurred any liability or obligation which is material to the Company taken as a whole, direct or contingent, nor entered into any material transaction not in the ordinary course of business, (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company, except in each case as described in the Prospectus, (iv) there has not been any development, whether or not arising in the ordinary course of business, that would reasonably be expected to result in a Material Adverse Effect and (v) there has not been any loss or interference with the business of the Company from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, the effect of which could reasonably be expected to have a Material Adverse Effect. The Company has does not have any material contingent obligation which is not disclosed in the Registration Statement.

          3. Sale of the Shares. On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company agrees to issue and sell $4,000,000 worth of Shares. All Shares to be offered and sold shall be issued and sold through the Placement Agent, as agent for the Company, to the public and the Placement Agent agrees to use its best efforts to sell the Shares as agent for the Company, at $1.00 per share (the “Public Offering Price”). The Company agrees to pay the Placement Agent a commission (“Selling Commission”) equal to five percent (5%) of the Public Offering Price of all Shares sold in the distribution. The Placement Agent is not purchasing or selling any Shares, nor are they required to arrange for the purchase or sale of any specific number or dollar amount of the Shares, but have agreed to use best efforts to arrange for the sale of all $4,000,000 worth of Shares.

It shall be the Placement Agent’s responsibility to compensate any selected dealers out of the commissions that it receives from the Company. The Placement Agent may reject any offer to purchase the Shares made through the Placement Agent or a selected dealer in whole or in part, and any such rejection shall not be deemed a breach of the Placement Agent’s agreement contained herein.

          4. Sales by the Placement Agent. It is understood that, after the

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Prospectus becomes effective, the Placement Agent proposes to sell the Shares to the public as agent for the Company upon the terms and conditions set forth in the Prospectus. The escrow procedures established by the Placement Agent shall comply with Commission Rule 15c2-4 promulgated under the Exchange Act. All purchasers to whom the Placement Agent directly sells Shares shall be instructed to make their check for payment of the Shares payable to Continental Stock Transfer & Trust Company or to wire transfer funds in accordance with the specific instructions provided in connection with the establishment of the escrow. In addition, the Placement Agent shall comply with Rule 15c2-4. The Placement Agent shall transmit all funds that it receives from purchasers to Continental Stock Transfer & Trust Company, the escrow agent (the “Escrow Agent”) by noon of the next business day following receipt thereof. Only broker/dealers who are either (i) members in good standing of the NASD that are registered with the NASD and maintain net capital pursuant to Rule 15c3-1 promulgated under the Exchange Act of not less than $25,000 or (ii) dealers with their principal places of business located outside the United States, its territories and its possessions and not registered as brokers or dealers under the Exchange Act, who have agreed not to make any sales within the United States, its territories or its possessions or to persons who are nationals thereof or residents therein shall be designated selected dealers by the Placement Agent. The Placement Agent shall require all selected dealers to comply with Rule 15c2-4.

          5. Payment and Delivery. The Placement Agent shall direct the Escrow Agent to make payment for the Shares sold hereunder by wire transfer. Such payment is to be made at the offices of Continental Stock Transfer & Trust Company, 17 Battery Place, 8th Floor, New York, NY 10004, at 4:00pm local time, on or about July 1, 2005, or at such other time, date and place as you and the Company shall agree upon, such time and date being herein referred to as the “Closing Date.” Unless the transaction is closed book-entry through The Depository Trust Company and no certificates are requested, in which case the procedures applicable thereto shall be complied with, the certificates for the Shares will be delivered in such denominations and in such registrations as the Placement Agent requests in writing not later than the day following the Closing Date. The Company shall direct the Escrow Agent to deliver payment of the portion of the Selling Commission due to the Placement Agent by wire transfer or certified or bank cashier’s check drawn to the order of the Placement Agent in next day funds, to the Placement Agent on the Closing Date.

          6. Covenants of the Company. In further consideration of the agreements of the Placement Agent contained herein, the Company covenants with the Placement Agent, as of the date hereof, that:

               (a) The Company will file the Prospectus with the Commission within the time period specified by Rule 424(b) and will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; and the Company will use its best efforts to furnish copies of the

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Prospectus to the Placement Agent in such quantities as the Placement Agent may reasonably request.

(b) [reserved]

(c) Prior to the termination of the offering of the Shares, the Company will not file any amendment to the Registration Statement or supplement to the Prospectus unless the Company has furnished the Placement Agent with a copy of any such amendment or supplement for the Placement Agent’s review prior to filing and will not file any such amendment or supplement to which the Placement Agent reasonably objects. The Company will promptly advise the Placement Agent (i) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (ii) when, prior to termination of the offering of the Shares, any amendment to the Registration Statement shall have been filed or becomes effective, (iii) of any request by the Commission or its staff for any amendment of the Registration Statement, or for any supplement to the Prospectus or the receipt of comments from the Commission relating to the Registration Statement or any other request by the Commission for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for such purpose and (v) of the Company’s receipt of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the institution or threat of institution of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or suspension and, if issued, to obtain as promptly as possible the withdrawal thereof.

(d) The Company will comply with the Securities Act and the Exchange Act so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Prospectus. If, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus in order to comply with the Securities Act or the rules thereunder, the Company will promptly (i) notify the Placement Agent of any such event, (ii) prepare and file with the Commission, subject to paragraph (a) of this Section 6, an amendment or supplement which will correct such statement or omission or effect such compliance and (iii) supply to the Placement Agent any such amendment or supplement in such quantities as the Placement Agent may reasonably request. Notwithstanding the foregoing, in the event that such amendment or supplement is required because of a change of information relating to the Placement Agent or the plan of distribution described in the Prospectus, the Placement Agent will promptly notify the Company of such event in order to permit the Company to prepare and file such amendment or supplement as set forth above.

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               (e) As soon as practicable, the Company will make generally available to its security holders and to the Placement Agent an earnings statement or statements of the Company which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder.

               (f) The Company will use its best efforts to maintain the quotation of the Shares on Nasdaq and will file with Nasdaq all documents and notices required by Nasdaq of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by Nasdaq.

               (g) The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

               (h) The Company will arrange, if necessary, for the qualification of the Shares for sale under the laws of such jurisdictions as the Placement Agent may reasonably request and will maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that in no event shall the Company be obligated to (i) qualify to do business in any jurisdiction where it is not now so qualified or (ii) take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

               (i) [reserved]

               (j) The Company will comply with all (i) securities and other applicable Federal laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and will use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act and (ii) securities and other applicable state, local and foreign laws, rules and regulations, except where the failure to comply with such securities and other applicable state, local or foreign laws, rules and/or regulations could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

               (k) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of the Shares.

               (l) The Company will apply the net proceeds from the sale of the Shares as described in the Prospectus under the heading “Use of Proceeds”.

               (m) [reserved]

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               (n) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus, and each amendment or supplement to any of them, (ii) the printing (or reproduction) and delivery to the Placement Agent or to a distribution center designated by the Placement Agent (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested by the Placement Agent for use in connection with the offering and sale of the Shares, (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp or transfer taxes in connection with the original issuance and sale of the Shares, (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Shares, (v) the registration of the Shares under the Exchange Act and the listing of the Shares on Nasdaq, (vi) any registration or qualification of the Shares for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of one counsel for the Placement Agent relating to such registration and qualification), (vii) any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the reasonable fees and expenses of one counsel for the Placement Agent relating to such filings); (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Shares, (ix) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company, (x) all out-of-pocket expenses of the Placement Agent (including reasonable fees and disbursements of one counsel) which in the aggregate shall not exceed $20,000, whether or not such purchase and sale is completed and (xi) all other costs and expenses incident to the Company’s performance of its obligations hereunder.

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          7. Conditions to the Obligations of the Placement Agent.

               (a) No order suspending the effectiveness of the Registration Statement shall be in effect, and, to the knowledge of the Company, no proceeding for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been filed with the Commission in the manner and within the time period required by Rule 424(b); and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Placement Agent.

               (b) The representations and warranties of the Company contained herein shall be true and correct in all material respects on the date hereof and on and as of the Closing Date (provided, however, that such qualification shall only apply to representations or warranties not otherwise qualified by materiality); and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

               (c) Subsequent to the execution and delivery of this Agreement, no event or condition of a type described in Section 2(pp) hereof shall have occurred or shall exist, which event or condition is not described in the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the Placement Agent’s judgment makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date, on the terms and in the manner contemplated by this Agreement and the Prospectus.

               (d) The Placement Agent shall have received on and as of the Closing Date a certificate of the Company’s chief financial officer or chief accounting officer and one additional senior executive officer of the Company who is reasonably satisfactory to the Placement Agent (i) confirming that such officers have carefully reviewed the Registration Statement and the Prospectus and, to the best knowledge of such officers, the representation of the Company set forth in Section 2(b) hereof is true and correct, (ii) confirming that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) confirming the matters set forth in paragraphs (a), (b) and (c) above.

               (e) None of the events or conditions set forth in Section 7(a) through 7(f) hereof shall have occurred or shall exist.

               (f) The Company shall have requested and caused counsel for the Company to have furnished to Placement Agent their opinion, dated the Closing Date and addressed to the Placement Agent, in form and substance reasonably acceptable to the Placement Agent.

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               (g) On the date of this Agreement and on the Closing Date, Ernst & Young LLP shall have furnished to the Placement Agent, at the Company’s request, letters, dated the respective dates of delivery thereof and addressed to the Placement Agent, in form and substance satisfactory to the Placement Agent, of the type described in American Institute of Certified Public Accountants Statement on Auditing Standards No. 72, with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date, shall use a “cut-off” date no more than three business days prior to the Closing Date.

               (h) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Shares.

               (i) The Placement Agent shall have received on and as of the Closing Date, satisfactory evidence of the good standing of the Company in the State of Delaware and its good standing as a foreign entity in Maryland and Pennsylvania, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

               (j) The Shares shall have been approved for quotation on Nasdaq, and satisfactory evidence of such action shall have been provided to the Placement Agent.

               (k) On or prior to the Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates and documents as the Placement Agent may reasonably request.

               (l) If any of the conditions specified in this Section 7 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Placement Agent and counsel for the Placement Agent, this Agreement and all of the Placement Agent’s obligations hereunder may be cancelled by the Placement Agent at or prior to the Closing Date. Notice of such cancellation shall be given to the Company in the manner prescribed by Section 11 hereof.

               (m) The documents required to be delivered by this Section 5 shall be delivered at the office of McCarter & English LLP, counsel for the Placement Agent, on the Closing Date.

          8. Indemnification and Contribution.

               (a) The Company agrees to indemnify and hold harmless the Placement Agent, the directors, officers, employees and agents of the Placement Agent and each

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Person who controls the Placement Agent within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities (including, without limitation, any legal or other expenses, as incurred, reasonably incurred in connection with defending or investigating any suit or action in respect thereof and any legal or other expenses incurred in enforcing the provisions of this Section 6) to which it or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or suits or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability (A) arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Placement Agent specifically for inclusion therein (it being understood and agreed that the only such information furnished by the Placement Agent consists of the information described in subsection (b) below) or (B) has resulted from the willful misconduct, gross negligence or unlawful act by the Placement Agent or such the party claiming indemnification hereunder. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

               (b) The Placement Agent agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each Person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Placement Agent, but only with reference to information relating to the Placement Agent furnished in writing by the Placement Agent to the Company specifically for inclusion in the Registration Statement, any Preliminary Prospectus or the Prospectus.

               (c) In case any suit, action, claim, demand or proceeding (including any governmental or regulatory investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section 6, such Person (the “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing (the “Indemnification Notice”); provided, however, that the failure so to notify the indemnifying party will not (i) relieve it from liability under paragraph (a) or (b), as the case may be, above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the Indemnifying Party of substantial rights and defenses and (ii) in any event, relieve the Indemnifying Party from any obligations to any Indemnified Party other than the indemnification obligation provided in paragraph (a) or (b) above. Promptly upon receipt of the Indemnification Notice, the Indemnifying Party shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others entitled to indemnification pursuant to this Section 6 and shall pay the fees and

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disbursements of such counsel related to the suit, action, claim, demand or proceeding for which indemnification is sought hereunder. In any such suit, action, claim, demand or proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be borne by the Indemnified Party unless (i) the use of counsel chosen by the Indemnifying Party to represent the Indemnified Party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party has reasonably concluded that there may be legal defenses available to it and/or other Indemnified Parties which are different from or in addition to those available to the Indemnifying Party, (iii) the Indemnifying Party has not employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after receipt of the Indemnification Notice or (iv) the Indemnifying Party authorizes the Indemnified Party in writing to employ separate counsel at the expense of the Indemnifying Party. An Indemnifying Party will not, without the prior written consent of each Indemnified Party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened suit, action, claim, demand or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any such Indemnified Party is an actual or potential party to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such suit, action, claim, demand or proceeding.

               (d) To the extent the indemnification provided for in this Section 6 is unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party or parties, on the one hand, and the Indemnified Party or parties, on the other hand, from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Party or parties, on the one hand, and of the Indemnified Party or parties, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Placement Agent, in each case as set forth in the Prospectus. The relative fault of the Company, on the one hand, and the Placement Agent, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Placement Agent and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Placement Agent agree that it would not be just and equitable if contribution were determined by pro rata

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allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each Person who controls an Placement Agent within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of an Placement Agent shall have the same rights to contribution as such Placement Agent, and each Person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

          9. Termination. This Agreement shall be subject to termination in Placement Agent’s absolute discretion, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date, (a) (i) trading generally is suspended or materially limited (A) on any of the New York Stock Exchange, the American Stock Exchange or Nasdaq or (B) by the Commission, the NASD or any other governmental authority or (ii) limited or minimum prices shall have been established on the New York Stock Exchange, the American Stock Exchange or Nasdaq or by order of the Commission, the NASD or any other governmental authority; (b) trading of any securities of the Company is suspended by the Commission or on any exchange or market, (c) there is a material disruption in securities settlement, payment or clearance services in the United States, (d) a general moratorium on commercial banking activities is declared by either federal or New York state authorities, (e) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States or (f) there shall have occurred a material adverse change in general domestic or international economic, political or financial conditions, including, without limitation, as a result of terrorist activities, or the effect of international conditions on the financial markets in the United States shall be such as to make it, in the reasonable judgment of the Placement Agent, impracticable or inadvisable to proceed with the public offering or delivery of the Shares being delivered on the Closing Date on the terms and in the manner contemplated in the Prospectus. Upon any termination hereunder, the Company shall immediately reimburse the Placement Agent pursuant to Section 6(n).

          10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Placement Agent set forth in or made pursuant to this Agreement will survive delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company or the Placement Agent or any of the officers, directors or controlling Persons referred to in Section 4 hereof.

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          11. Notices. All communications hereunder shall be in writing, shall be effective only upon receipt and shall be mailed, hand delivered or telecopied to the parties hereto, or sent by reliable overnight delivery service, as follows:

If to the Placement Agent:

Lane Capital Markets, LLC
Attention: Ryan M. Lane — Partner
200 West 5th Street
Suite 203
New York, New York 10019
Tel: (212) 399-3982
Fax: (212) 399-3986

with a copy to (which copy shall not constitute notice):

McCarter & English, LLP
Attention: Jeffrey A. Baumel, Esq.
100 Mulberry Street
Gateway Center Four
Newark, New Jersey 07101
Tel: (973) 622-4444
Fax: (973) 624-7070

If to the Company:

Novavax, Inc.
Attention: Nelson Sims — President and Chief Executive Officer
508 Lapp Road
Malvern, Pennsylvania 19335
Tel: (484) 913-1200
Fax: (484) 913-0152

with a copy to:

Ropes & Gray LLP
Attention: Sanford Kaynor, Esq.
45 Rockefeller Plaza
New York, NY 10111
(212) 841-5764 (direct)
(212) 841-5725 (fax)

          12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling Persons referred to in Section 4 hereof, and no other Person will have any right or obligation

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hereunder. The term “successors” shall not include any purchaser of the Shares from the Placement Agent merely by reason of such purchase.

          13. Governing Law. This Agreement will be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to the conflicts of laws principles thereof.

          14. Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party or to any circumstance, is judicially determined not to be enforceable in accordance with its terms, the parties agree that the court judicially making such determination may modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its modified form, such provision will then be enforceable and will be enforced.

          15. Consent to Jurisdiction. Any action, suit or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought only in any federal court located in the Southern District of New York or in any New York State court located in New York County, and each party consents to the exclusive jurisdiction and venue of such courts (and of the appropriate appellate courts therefrom) in any such action, suit or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such, action, suit or proceeding in any such court or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, service of process on such party as provided in Section 9 shall be deemed effective service of process on such party.

          16. Entire Agreement. This Agreement, together with the Engagement of Intent and any certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the parties hereto in respect of the matter hereof and supersedes all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof. Amendments. This Agreement may not be amended or modified, and the provisions hereof may not be waived, without the written consent of the Company and the Placement Agent.

          17. Counterparts; Effectiveness. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement. This Agreement will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. For

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purposes of determining whether a party has signed this Agreement or any document contemplated hereby or any amendment or waiver hereof, only a handwritten original signature on a paper document or a facsimile copy of such a handwritten original signature shall constitute a signature, notwithstanding any law relating to or enabling the creation, execution or delivery of any contract or signature by electronic means.

          18. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

          19. Sophisticated Parties. Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the provisions of Section 4 hereof, and is fully informed regarding such provisions. Each of the parties hereto further acknowledges that the provisions of Section 4 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any Preliminary Prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

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     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement between the Company and the Placement Agents in accordance with its terms.

Very truly yours,

NOVAVAX, INC.

By: /s/ Nelson Sims
      Name: Nelson Sims
      Title: Chief Executive Officer & President

Confirmed and accepted in
New York, N.Y., as of the
date first above written:

LANE CAPITAL MARKETS, LLC

By: /s/Ryan M. Lane
           Ryan M. Lane
           Managing Director